Exhibit 10.20

EXECUTION VERSION

April  24, 2020

Credit Suisse First Boston Mortgage Capital LLC

Eleven Madison Avenue,

New York, NY 10010

Re: Series 2020-SPIADVF1 Indenture Supplement

Ladies and Gentlemen:

Reference is hereby made to (i) the Third Amended and Restated Indenture, dated as of April 1, 2020 (as may be amended, supplemented, restated, or otherwise modified from time to time, the “Base Indenture”), by and among PNMAC GMSR Issuer Trust, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”) and securities intermediary (the “Securities Intermediary”), PennyMac Loan Services, LLC, a limited liability company organized in the State of Delaware, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Administrative Agent”), and (ii) the Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2020 (as may be amended, supplemented, restated or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent.

Capitalized terms used but not defined herein are used as defined in the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement, as applicable.

1.   “Advance Rate Percentage”  The Series 2020-SPIADVF1 Indenture Supplement defines “Advance Rate Percentage” as “with respect to any type of Advance, the applicable “Advance Rate Percentage” set forth in Schedule 1 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator and a copy of such updated Schedule to Ginnie Mae.”  As contemplated by such definition, each of the Administrator and the Administrative Agent, by their respective signatures, hereby agrees to delete Schedule 1 of the Series 2020-SPIADVF1 Indenture Supplement in its entirety and replace it with Schedule 1 attached hereto as Exhibit A.

2.   SPIA VFN Advance Rate Reduction Event. The Series 2020-SPIADVF1 Indenture Supplement defines “SPIA VFN Advance Rate Reduction Event” as “the occurrence of any of the events set forth in Schedule 4 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator.”  As contemplated by such definition, each of the Administrator and the Administrative Agent, by their respective signatures, hereby agrees to delete

Schedule 4 of the Series 2020-SPIADVF1 Indenture Supplement in its entirety and replace it with Schedule 4 attached hereto as Exhibit B.

3.   Miscellaneous.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this letter by telecopier or by electronic mail will be effective as delivery of a manually executed counterpart of this letter.

This letter agreement and any claim, controversy or dispute arising under or related to or in connection with this letter agreement, the relationship of the parties hereto, and/or the interpretation and enforcement of the rights and duties of the parties hereto will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

On and after the date of this letter agreement, each reference in the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Transaction Document, shall mean and be a reference to such document as modified hereby.

Except as expressly modified hereby, all of the terms of the Transaction Documents remain unchanged and in full force and effect.

[signature pages follow]

Very truly yours,

PENNYMAC LOAN SERVICES, LLC, as
Administrator

By:	/s/ Pamela Marsh using an electronic signature
Name: Pamela Marsh
Title: Senior Managing Director and
Treasurer

[PNMAC GMSR ISSUER TRUST – Consent Letter re: Series 2020-SPIADVF1 Indenture Supplement]

Acknowledged and Agreed to:

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

[PNMAC GMSR ISSUER TRUST – Consent Letter re: Series 2020-SPIADVF1 Indenture Supplement]

EXHIBIT A

EXHIBIT A

EXHIBIT B

EXHIBIT B